EXHIBIT 10.2

OPTION AGREEMENT DATED JULY 15, 2002 BETWEEN CRS
AND GREAT BASIN GOLD LTD. REGARDING THE CASINO PROPERTY

CRS COPPER RESOURCES LTD.
1500 – 625 Howe Street
Vancouver, BC V6C 2T6
Phone: 604-684-1175 Fax: 604-684-0147

July 15, 2002

Great Basin Gold Ltd.
1020 – 800 West Pender Street
Vancouver, BC
V6C 2V6

Attention: Mr. Ronald W. Thiessen, President

Re: Casino Project, Yukon Territory

This letter will serve to confirm our agreement (the "Option Agreement") with respect to the mining claims or interests described in Schedule "I" herein (the "Property"). In this letter, CRS Copper Resources Ltd. is referred to herein as "CRS" and Great Basin Gold Ltd. is referred to herein as "GBG".

The terms of our Option Agreement are as follows:

1. Subject to the terms and conditions hereof, GBG hereby grants to CRS an exclusive option (the "Option") to purchase 100% of GBG's (inclusive of any interest held through any GBG affiliate) interest in the claims and interests comprising the Property for $1,000,000, plus applicable taxes, and payable at the option of CRS in cash or CRS common shares providing that such shares are listed on the TSX Venture Exchange or other recognized exchange or trading or quotation system including the OTCBB or BBX, but excluding the Pink Sheets (collectively an "Exchange"). For purposes hereof, the CRS shares will be valued on the 20 consecutive trading-day weighted average trading price of such shares for the 20 day period ending 4 days prior to the delivery of the notice of exercise of the Option; exercise of this Option by issuance of CRS shares also requires that there has been a minimum average trading volume of 25,000 CRS shares per day for such 20 day period. The Option may be exercised at any time from the date hereof until July 15, 2007 by delivery of written notice to GBG containing such election and a

calculation of the number of CRS shares, to be delivered within 2 business days following, by certificate(s) in good delivery form (and provided as permitted by an Exchange free from restrictive legends), together with confirmation such shares have been approved for issuance by the appropriate securities regulatory authorities and that they are listed and eligible for resale on the Exchange, together with a legal opinion of counsel to CRS confirming the valid issuance of such shares and that they are free from resale restrictions in British Columbia and in the jurisdiction in which the Exchange is located. On exercise of and payment for the Option, GBG shall execute any mineral transfer documents, bills of sale or other conveyances reasonably requested by CRS (which shall be responsible to have them prepared and registered at CRS's expense), which may be reasonably required to effect the transfer of the Property to CRS.

2. In the event that CRS (i) elects to terminate this agreement without exercising the Option or making either payment specified in paragraph 3, (ii) prior to making either payment specified in paragraph 3, breaches this agreement so that GBG terminates it, or (iii) prior to making either payment specified in paragraph 3, otherwise allows the Option to lapse , GBG shall be entitled to receive immediately thereupon a "break fee" of $25,000, plus applicable taxes, and a quitclaim and release from CRS in a form prepared by and acceptable to GBG.

3. In order to keep this Option in effect, CRS must make additional interim payments to GBG at the time CRS is listed on an Exchange and CRS must, on receipt of regulatory approval in furtherance thereof (the "Approval Date"), issue to GBG 100,000 shares of CRS on such Approval Date. If this Option Agreement has been assigned by CRS to another publicly traded company (for convenience herein referred to as "Listco"), CRS agrees that a term of the assignment will reflect the requirement of Listco to issue such securities and other securities herein required. CRS will use commercially reasonable efforts to list its shares on an Exchange, provided that if CRS has not been listed on an Exchange (or has not assigned this Option Agreement to a company listed on an Exchange) prior to December 31, 2002, then in order to keep this Option Agreement in good standing, CRS will pay to GBG $50,000, plus applicable taxes, in lieu of the issue of 100,000 shares pursuant to the provisions of this paragraph. In addition, if CRS is not listed on an Exchange by December 31, 2003, then to keep this Option Agreement in good standing, CRS shall make a further $50,000 payment, plus applicable taxes, on that date.

4. At the time the CRS shares referred to in paragraph 3 are issued, CRS agrees it will issue to GBG a warrant which will permit GBG to buy 100,000 CRS shares for a period of two

years, at an exercise price which reflects the maximum discount from the prevailing CRS market price permitted by the policies of the Exchange, and CRS will issue a further such warrant on each anniversary date thereafter to a maximum of warrants to purchase 300,000 CRS shares. If this Option Agreement has been assigned to Listco, CRS agrees that a term of the assignment will acknowledge the foregoing as a requirement of the Option by Listco as well as the other requirements for assignment set forth below.

5. 5. In the event this Option is exercised and at some time thereafter, a decision is made to put the Property into commercial production, CRS will pay to GBG $1,000,000, plus applicable taxes, in cash. Within 30 days of the decision to put the Property into commercial production, CRS shall both notify and confirm such decision in writing to GBG and make the $1,000,000 payment, in addition to the other payments required by this Option Agreement.

6. Nothing herein shall be construed as a representation that CRS or Listco will be listed and posted for trading on an Exchange or that application has been or will be made to list and post the security for trading on an Exchange system. Nevertheless, it is a condition to the continuation of and the exercise of the Option that the Exchange-traded securities referred to herein be issued by CRS, or the cash payments be made in lieu thereof.

7. If this Option is not held by a company listed on an Exchange on or before December 31, 2003 and continuously thereafter, this Agreement shall terminate at GBG's option, unless the payments referred to in paragraph 3 hereof have been made, in which event the Option herein contained shall be extended to accommodate a listing no later than December 31, 2004 (and providing such listing is continuous thereafter).

8. CRS "shares" means shares of CRS or a successor company listed on an Exchange after any reorganization in connection with such listing and adjusting the number of shares issuable by CRS to reflect any subdivision or merger of CRS with another company.

9. Except to conduct any work (or make any assessment payments in lieu) needed to keep the Property claims and interests in good standing as described below, there are no exploration or work commitments under this Option Agreement. During the currency of the Option, CRS or its nominee shall have the exclusive right to conduct exploration operations on or in respect of the Property at its cost, and CRS is responsible to fund and carry out all reclamation work on any exploration or other work carried out on the Property by CRS or its agents, contractors and assignees, in accordance with the requirements of the applicable laws and regulatory agencies. CRS shall be responsible to

ensure that all work it elects to do is carried out in accordance with all applicable laws and good industry practices; in the event CRS or its agents, contractors or assignees undertake any activity on the Property, CRS shall carry not less than $3 million in third party liability insurance for its own employees and any sub-contractors, and which shall name GBG as a co-insured (and CRS will provide GBG with evidence of same on request); CRS shall keep the Property free from liens and encumbrances, will provide GBG with reasonable access to the Property (at GBG's risk and expense) to ensure compliance with the terms hereof and shall remove all its personal property and will attend to all reclamation obligations resulting from exploration, development or other activities in connection with the Option or, provided CRS caused such reclamation obligations, otherwise.

10. CRS also agrees to keep the Property in good standing and agrees that in the event this Option is not exercised and is terminated, annual holding costs for the Property will be in good standing for a period equal to a minimum of two years from the effective date of termination. All work completed on the Property will be applied and registered as assessment work against the Property by CRS.

11. Each party is responsible for its own legal and other costs applicable to the preparation and review of this agreement.

12. The parties hereto acknowledge that this Option Agreement is not subject to any regulatory approval, or other consents except as specified in paragraph 13 (b), although subsequent assignments by CRS may require Exchange or other approvals. No extension to the term hereof nor any modifications to the terms hereof will be made by GBG as a consequence of any requirement to obtain any such approvals.

13. GBG represents and warrants to CRS that:

(a) to its knowledge and belief, GBG owns 100% of the mineral claims comprising the Property, and these claims are free from all liens and encumbrances other than as disclosed herein and such claims are in good standing as at the date hereof;

(b) GBG has the corporate power and authority to enter into this Option Agreement and to grant the option herein to CRS and no consents or other approvals are required by GBG in connection with the grant of this Option except for the consent of Archer Cathro & Associates (1981) Limited ("Archer Cathro"), which consent GBG shall use reasonable efforts to obtain within 30 days of execution of

this Option Agreement, failing which this Option will terminate without liability to either party;

14. This Option Agreement is an option only and may be terminated by CRS on 30 day's written notice to GBG, subject to payments and obligations required under paragraphs 2, 3, 4, 9, and 10.

15. In the event of termination of this Option Agreement under paragraph 14 hereof and prior to December 31, 2002, CRS will have no further obligations hereunder other than as contemplated in paragraphs 2, 9 and 10 hereof.

16. CRS acknowledges that the Property has the following encumbrances, and reference is made to Schedules I and II attached to this Option Agreement:

(a) the "Casino A" portion of the Property (surrounded by a green line) is subject to a 5% net profits royalty ("NPR") in favour of Archer Cathro;

(b) the "Casino B" portion of the Property (surrounded by a red line) is subject to a 5% NPR in favour of Archer Cathro and an agreement with Wildrose Resources Ltd. ("Wildrose"), whereby Wildrose has agreed to pay annual filing fees and work assessment payments to maintain both the "Casino A" and "Casino B" claims in good standing. Wildrose is entitled to purchase the "Casino B" claims for $1 each, subject to GBG reserving a 10% NPR in the "Casino B" claims; and

(c) the mining claims shaded in orange are subject to a 5% NPR in favour of Archer Cathro, and are due to expire on March 25, 2003.

17. CRS may, without consent of GBG but upon notice to GBG, assign its interest in this Option Agreement in whole to a company controlled by CRS or its shareholders, which is listed (or which CRS has given its agreement to use its reasonably commercial efforts to list, and subject to final listing thereof) on an Exchange. It is a condition of any such assignment that the assignee execute an agreement satisfactory to GBG whereby the assignee acknowledges that it is bound to all the terms and conditions hereof and providing that CRS shall remain bound as a guarantor of such obligations. Any other assignments (to other parties or for less than all of the interest herein) shall be subject to the foregoing requirement plus the consent of GBG, such consent not to unreasonably withheld.

18. GBG may, without consent, sell, assign or otherwise dispose of its rights and obligations under this Option Agreement upon notice to CRS.

The general provisions applicable to this Option Agreement are that:

(a) it is made and shall be enforceable in British Columbia;

(b) time is of the essence hereof;

(c) it shall inure to the benefit of and be binding upon the parties hereto and their successors and permitted assigns;

(d) each of the parties shall, from time to time and without request for further consideration, execute such further documents and assurances as may reasonably be required by the other party to effect the terms hereof; and

(e) notices shall be effectively given the day following the day it is sent by fax by one party to the other; if to CRS, at the number first above written, and if to GBG at 604.684.8092.

If you are in agreement with the terms set out, please execute the acknowledgement provided below.

Yours truly,

CRS COPPER RESOURCES LTD.

Authorized Signatory

Great Basin Gold Ltd. hereby agrees to the terms set out in the foregoing letter **GREAT BASIN GOLD LTD.**

Authorized Signatory


GBG (5% NPR to Archer Cathro)
Casino Deposit Outline
Expiry Date - March 25, 2000
Expiry Date - March 25, 2005
Expiry Date - March 25, 2006
Expiry Date - March 25, 2007
Expiry Date - March 25, 2008
GBG - Wildrose Agreement
Maintenance Agreement ("Casino A" claims)
Option Agreement ("Casino B" claims)
GBG - CRS Option Agreement
Option Agreement
GREAT BASIN GOLD LTD.
CASINO PROJECT
NTS 115J10 & 115J15, YUKON
Schedule I
To the Option Agreement Dated June 18, 2002
Between Great Basin Gold Ltd. ("GBG")
and CRS Copper Resources ("CRS")
Scale in Metres
0
2000
UTM Zone7 (NAD 83)
Casino_CRS_Agrmt_17Jun02.wor

100% GBG Owned (5% NPR to Archer Cathro) Wildrose Agreement "Casino A" - Maintenance Claims

Claim Name	Grant Number	Expiry Date
AIRPORT 1	56983	3/25/05
AIRPORT 2	56990	3/25/05
AIRPORT 3	56984	3/25/05
AIRPORT 4	56991	3/25/05
AIRPORT 5	56985	3/25/05
AIRPORT 6	56992	3/25/05
AIRPORT 8	56993	3/25/05
CAT 01	92201	3/25/05
CAT 02	92202	3/25/05
CAT 03	92203	3/25/05
CAT 04	92204	3/25/05
CAT 13	92213	3/25/05
CAT 14	92214	3/25/05
CAT 15	92215	3/25/05
CAT 16	92216	3/25/05
CAT 17	92217	3/25/05
CAT 18	92218	3/25/05
CAT 19	92219	3/25/05
CAT 20	92220	3/25/05
CAT 23 FRACTION	Y39603	3/25/05
CAT 25	92766	3/25/05
CAT 35	92776	3/25/05
CAT 36	92777	3/25/05
CAT 37	92778	3/25/05
CAT 38	92779	3/25/05
CAT 39	92780	3/25/05
CAT 40	92781	3/25/05
CAT 41	92782	3/25/05
CAT 42	92783	3/25/05
CAT 51	95728	3/25/05
CAT 52	95729	3/25/05
CAT 53	95730	3/25/05
CAT 54	95731	3/25/05
CAT 55	95732	3/25/05
CAT 56	95733	3/25/05
BOMBER 1	56979	3/25/06
BOMBER 2	56987	3/25/06
BOMBER 3	56980	3/25/06
BOMBER 5	56981	3/25/06
BOMBER 6	56988	3/25/06
CAT 05	92205	3/25/06
CAT 06	92206	3/25/06
CAT 07	92207	3/25/06
CAT 08	92208	3/25/06
CAT 09	92209	3/25/06
CAT 10	92210	3/25/06
CAT 11	92211	3/25/06
CAT 12	92212	3/25/06
CAT 21	92221	3/25/06
CAT 22	92222	3/25/06
CAT 23	92764	3/25/06
CAT 24	92765	3/25/06
CAT 47	95724	3/25/06
CAT 48	95725	3/25/06
CAT 49	95726	3/25/06
CAT 50	95727	3/25/06
CAT 57	95734	3/25/06
CAT 59	95736	3/25/06
CAT 60	95737	3/25/06
CAT 61	95738	3/25/06
CAT 62	95739	3/25/06
F 29	YB37280	3/25/06
F 31	YB37282	3/25/06
F 33	YB37284	3/25/06
HELICOPTER 1	4252	3/25/06
CAT 01 FRACTION	Y51846	3/25/07
CAT 02 FRACTION	Y51847	3/25/07
CAT 03 FRACTION	Y39601	3/25/07
CAT 04 FRACTION	Y39602	3/25/07
CAT 47 FRACTION	Y36687	3/25/07
CAT 48 FRACTION	Y36688	3/25/07
CAT 57 FRACTION	Y36689	3/25/07
CAT 62 FRACTION	Y36690	3/25/07
JOE 100	Y10704	3/25/07
JOE 97	Y10701	3/25/07
MOUSE 161 FRACTION	Y35582	3/25/07
CAT 22 FRACTION	Y36686	3/25/09
CAT 58	95735	3/25/09
LOST 1 FRACTION	Y35585	3/25/09
LOST 2 FRACTION	Y35586	3/25/09
LOST 3 FRACTION	Y35587	3/25/09
MOUSE 162 FRACTION	Y35583	3/25/09
MOUSE 163 FRACTION	Y35584	3/25/09

Number of Claims in this Agreement: 83

100% GBG Owned (5% NPR to Archer Cathro)

Claim Name	Grant Number	Expiry Date
CAT 26 FRACTION	Y51849	3/25/03
JOE 101	Y10705	3/25/03
JOE 102	Y10706	3/25/03
JOE 103	Y10707	3/25/03
JOE 104	Y10708	3/25/03
JOE 89	Y10693	3/25/03
JOE 90	Y10694	3/25/03
JOE 91	Y10695	3/25/03
JOE 91 FRACTION	Y51850	3/25/03
JOE 92	Y10696	3/25/03
JOE 92 FRACTION	Y51851	3/25/03
JOE 93	Y10697	3/25/03
JOE 93 FRACTION	Y51852	3/25/03
JOE 94	Y10698	3/25/03
JOE 94 FRACTION	Y51853	3/25/03
JOE 95	Y10699	3/25/03
JOE 95 FRACTION	Y51854	3/25/03
JOE 96	Y10700	3/25/03
JOE 96 FRACTION	Y51855	3/25/03
JOE 98	Y10702	3/25/03
JOE 99	Y10703	3/25/03
MOUSE 01	Y35192	3/25/03
MOUSE 02	Y35193	3/25/03

Number of Claims in this Agreement: 23

Claim Name	Grant Number	Expiry Date	Claim Name	Grant Number	Expiry Date

100% GBG Owned (5% NPR to Archer Cathro)
Wildrose Agreement "Casino B" - Option Claims

Claim Name	Grant Number	Expiry Date
CAS 31	YB36618	3/25/05
CAS 32	YB36619	3/25/05
CAS 33	YB36620	3/25/05
CAS 34	YB36621	3/25/05
CAS 35	YB36622	3/25/05
CAS 36	YB36623	3/25/05
CAT 63	95740	3/25/05
CAT 64	95741	3/25/05
CAT 65	95742	3/25/05
CAT 66	95743	3/25/05
CAT 67	95744	3/25/05
CAT 68	95745	3/25/05
CAT 69	95746	3/25/05
CAT 70	95747	3/25/05
E 23	YB37242	3/25/06
E 24	YB37243	3/25/06
E 25	YB37244	3/25/06
E 27	YB37246	3/25/06
E 28	YB37247	3/25/06
E 29	YB37248	3/25/06
E 30	YB37249	3/25/06
E 31	YB37250	3/25/06
E 32	YB37251	3/25/06
F 27	YB37278	3/25/06
F 28	YB37279	3/25/06
I 01	YB37640	3/25/06
I 02	YB37641	3/25/06
I 03	YB37642	3/25/06
I 04	YB37643	3/25/06
I 19	YB37658	3/25/06
I 20	YB37659	3/25/06
MOUSE 03	Y35194	3/25/07
MOUSE 04	Y35195	3/25/07
MOUSE 05	Y35196	3/25/07
MOUSE 06 FRACTION	Y35197	3/25/07
MOUSE 07	Y35198	3/25/07
MOUSE 08	Y35199	3/25/07
MOUSE 09	Y35200	3/25/07
MOUSE 10	Y35201	3/25/07
MOUSE 11	Y35202	3/25/07
MOUSE 12	Y35203	3/25/07
MOUSE 123	Y35517	3/25/07
MOUSE 124	Y35518	3/25/07
MOUSE 125	Y35519	3/25/07
MOUSE 126	Y35520	3/25/07
MOUSE 127	Y35521	3/25/07
MOUSE 128	Y35522	3/25/07
MOUSE 13	Y35204	3/25/07
MOUSE 14	Y35205	3/25/07
MOUSE 15	Y35206	3/25/07
MOUSE 16	Y35207	3/25/07
MOUSE 89	Y35483	3/25/07
MOUSE 90	Y35484	3/25/07
MOUSE 97	Y35491	3/25/07
MOUSE 98	Y35492	3/25/07

Number of Claims in this Agreement: 55

Total Number of All Claims: ***161***

Casino Project, Yukon Territory

Land Holding Costs

	Expiry Date by Year	*Number of Claims Expiring*	*Annual Assessment/ Cash in Lieu*	*Annual Recording Fee*
100% GBG Owned (5% NPR to Archer Cathro) Wildrose Agreement "Casino A				
	2005	*35*	*$3,500.00*	*$175.00*
	2006	*30*	*$3,000.00*	*$150.00*
	2007	*11*	*$1,100.00*	*$55.00*
	2009	*7*	*$700.00*	*$35.00*
Total		**83**	**$8,300.00**	**$415.00**
100% GBG Owned (5% NPR to Archer Cathro)				
	2003	*23*	*$2,300.00*	*$115.00*
Total		**23**	**$2,300.00**	**$115.00**
100% GBG Owned (5% NPR to Archer Cathro) Wildrose Agreement "Casino B"				
	2005	*14*	*$1,400.00*	*$70.00*
	2006	*17*	*$1,700.00*	*$85.00*
	2007	*24*	*$2,400.00*	*$120.00*
Total		**55**	**$5,500.00**	**$275.00**
Grand Total		***161***	***$16,100.00***	***$805.00***